UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2010

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the first quarter of fiscal 2010 and forward-looking statements relating to 2010, as presented in a press release of May 5, 2010. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2010, the Board of Directors of the Company elected Jack Noonan, a director of the Company, to serve on the Company's Audit Committee. The Company's Audit Committee is chaired by Edward A. Blechschmidt. Steven Fisher and Guy de Chazal also serve on the Company's Audit Committee. All members of the Audit Committee are independent within the meaning of the director independence standards of the NASDAQ Stock Market Inc. and the standards of the Securities and Exchange Committee with respect to director independence.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company's 2010 Annual Meeting of Stockholders was held on May 3, 2010. At that meeting, the following proposals were adopted by the stockholders of the Company:

1. Edward Blechschmidt and Guy de Chazal were each elected to serve a three-year term as a Class II Director of the Company. Votes were cast as follows:

42,653,219 shares were cast FOR Mr. Blechschmidt; 4,241,462 shares were cast to withhold authority for Mr. Blechschmidt; 45,896,304 votes were cast FOR Mr. de Chazal and 998,377 votes were cast to withhold authority for Mr. de Chazal.

2. The appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2010 was ratified and confirmed. Votes were cast as follows:

46,198,672 shares were cast FOR PricewaterhouseCoopers LLP; 4,320,112 shares were cast against PricewaterhouseCoopers LLP; and 10,588 shares were cast to abstain for PricewaterhouseCoopers LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

May 5, 2010	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: VP, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 5, 2010